Amana Developing World Fund

Ticker Symbol: AMDWX

September 14, 2012

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Developing World Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888/73-AMANA or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 14, 2012, and most recent report to shareowners, dated May 31, 2012, are incorporated by reference into this Summary Prospectus.

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchange of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.63%

Example

The example below is intended to help investors compare the cost of investing in the Developing World Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the Developing World Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 year	3 years	5 years	10 years
$166	$514	$887	$1,933

Portfolio Turnover

During the most recent fiscal year, the Developing World Fund's portfolio turnover rate was 12% of the average value of its portfolio. The Fund generally buys and sells securities through Saturna Brokerage Services, Inc., a wholly-owned subsidiary of Saturna Capital, which presently charges no commissions on portfolio trades.

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio) through other brokerage firms. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies

The Developing World Fund only buys stocks of companies with significant exposure (50% or more of assets or revenues) to countries with developing economies and/or markets. Investment decisions are made in accordance with Islamic principles. The Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a value investment style.

In determining whether a country is part of the developing world, the adviser will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

By allowing investments in companies headquartered in more advanced economies yet having the majority of assets or revenues in the developing world, the Developing World Fund seeks to reduce its foreign investing risk.

Principal Risks of Investing

The value of Developing World Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities and currency markets as well as the fortunes of the industries and companies in which the Fund invests.

The Developing World Fund's restricted ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. Because Islamic principles preclude the use of interest-paying instruments, the Fund does not maximize current income because reserves remain in cash.

The Developing World Fund involves risks not typically associated with investing in U.S. securities. These include fluctuations in currency exchange rates, currency devaluation, less public information about securities, less governmental market supervision, and lack of uniform financial, accounting, social and political standards.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency

Amana Developing World Fund

devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Performance

The following bar chart and table provide an indication of the risks of investing in the Developing World Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for the previous one year and since the Fund's inception on September 28, 2009, compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Annual Total Returns

3.10%	5.63%	-8.01%
2009¹	2010	2011

¹ For the period September 28, 2009 (the inception of the fund) through December 31, 2009 and not annualized.

Best Quarter	Q3 2010	5.4%
Worst Quarter	Q3 2011	-10.8%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2012) was 1.50%.

Average Annual Total Returns for periods ended December 31, 2011
	1 Year	Since inception (September 28, 2009)
Return before taxes	-8.01%	0.08%
Return after taxes on distributions	-8.02%	0.07%
Return after taxes on distributions and sale of Fund shares	-8.02%	0.07%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-18.37%	2.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund's investment adviser.

Portfolio Managers

Since 2009, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Developing World Fund. Since 2012, Mr. Scott Klimo, director of research at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Amana Developing World Fund

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application and a photocopy of a government issued identity document and a check for $250 or more ($100 under a group or retirement plan) payable to the Developing World Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write: Amana Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Developing World Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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